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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (date of earliest event reported):

                               SEPTEMBER 27, 2002
                              --------------------

                             MACK-CALI REALTY, L.P.
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             (Exact name of Registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

      333-57103-01                                          22-3315804
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 (Commission File No.)                                (I.R.S. Employer
                                                      Identification No.)

                  11 Commerce Drive, Cranford, New Jersey 07016
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               (Address of Principal Executive Offices) (Zip Code)

                                 (908) 272-8000
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
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          (Former Name of Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS

     On September 27, 2002, Mack-Cali Realty, L.P. (the "Company") refinanced its unsecured revolving credit facility with a group of 14 lender banks. The credit facility provides for loans or other extensions of credit to be made to the Company in an aggregate principal amount of up to $600 million (expandable to $800 million). The credit facility currently carries an interest rate of the London Inter-Bank Offered Rate (LIBOR) plus 70 basis points, and a facility fee of 20 basis points. The interest rate and facility fee are both subject to adjustment, on a sliding scale, based upon a change in the Company's unsecured debt ratings, as further described in the Amended and Restated Revolving Credit Agreement (the "Agreement"). The credit facility has a three-year term with a one-year extension option.

     The lending group for the credit line consists of: JPMorgan Chase Bank, as administrative agent; Fleet National Bank, as syndication agent; Commerzbank AG, as syndication agent; Bank of America, N.A., as documentation agent; Wells Fargo Bank, National Association, as documentation agent; Bank of Nova Scotia; Bank One, NA; Citicorp North America, Inc.; Wachovia Bank, National Association; PNC Bank, National Association; SunTrust Bank; Bayerische Landesbank Girozentrale; Deutsche Bank Trust Company Americas; and Chevy Chase Bank, FSB. Mack-Cali Realty Corporation, a Maryland corporation and the sole general partner of the Company, and certain of its subsidiaries are the guarantors of the obligations of the Company under the Agreement.

     In connection with the foregoing, the Company hereby files the following documents.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)  Exhibits.

        Exhibit Number                 Exhibit Title
        --------------                 -------------
        10.1                           Amended and Restated Revolving Credit
                                       Agreement among Mack-Cali Realty, L.P. and
                                       JPMorgan Chase Bank, Fleet National Bank,
                                       and other lenders that may become party
                                       to the Amended and Restated Revolving Credit
                                       Agreement, dated September 27, 2002.

        99.1                           Press Release issued by Mack-Cali Realty
                                       Corporation, dated September 30, 2002.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MACK-CALI REALTY, L.P.

                                   By:  Mack-Cali Realty Corporation,
                                        its general partner

Date: October 1, 2002              By:  /s/ Barry Lefkowitz
                                      --------------------------------
                                         Barry Lefkowitz
                                         Executive Vice President and
                                         Chief Financial Officer

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                                  EXHIBIT INDEX

        Exhibit Number                 Exhibit Title
        --------------                 -------------
        10.1                           Amended and Restated Revolving Credit
                                       Agreement among Mack-Cali Realty, L.P. and
                                       JPMorgan Chase Bank, Fleet National Bank,
                                       and other lenders that may become party
                                       to the Amended and Restated Revolving Credit
                                       Agreement, dated September 27, 2002.

        99.1                           Press Release issued by Mack-Cali Realty
                                       Corporation, dated September 30, 2002.